UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 16, 2015

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On April 22, 2015, Farmers National Banc Corp. (the “Company”) announced earnings for the quarter ended March 31, 2015. A copy of the press release and certain financial information for this period is attached as Exhibit 99.1 hereto and incorporated by reference herein. In addition, on April 22, 2015, the Company first mailed a letter to shareholders regarding its first quarter results, a copy of which is attached hereto as Exhibit 99.2. The shareholder letter also included an update on the Company’s Agreement and Plan of Merger (the “Merger Agreement”) with National Bancshares Corporation (“National Bancshares”), which provides for, among other things, the merger of National Bancshares with and into the Company (the “Merger”).

Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 2.02 is being furnished and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended.

ITEM 5.07 SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On April 16, 2015, the Company held its 2015 Annual Meeting of Shareholders (the “2015 Annual Meeting”) for the purposes of: (i) electing three directors for a term expiring at the 2018 Annual Meeting of Shareholders; (ii) approving a non-binding advisory vote regarding the compensation of the Company’s named executive officers as disclosed in its proxy statement; and (iii) ratifying the appointment of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. As of the close of business on March 3, 2015, the record date for the 2015 Annual Meeting, 18,408,612 common shares were outstanding and entitled to vote. At the Annual Meeting, 14,641,464, or approximately 79.54%, of the outstanding common shares entitled to vote were represented in person or by proxy.

The results of the voting at the 2015 Annual Meeting are as follows:

1.	The three nominees for director were elected to serve a three-year term ending at the 2017 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Lance J. Ciroli	10,358,012	385,554	3,897,897
Anne Frederick Crawford	10,278,565	465,001	3,897,897
David Z. Paull	10,335,749	407,818	3,897,897

2.	By the following vote, the shareholders approved an advisory vote on the 2014 compensation paid to the Company’s named executive officers, with over [90]% of shares voted cast in favor of the “Say on Pay” proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,863,475	737,036	143,055	3,897,897

3.	The selection of Crowe Horwath LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015 was ratified by shareholders:

Votes For	Votes Against	Abstentions	Broker Non-Votes
14,469,008	134,276	38,180	—

ITEM 8.01 OTHER EVENTS.

On April 22, 2015, the Company first mailed a letter to shareholders regarding its first quarter results, a copy of which is attached hereto as Exhibit 99.2. The shareholder letter also included an update on the Merger Agreement with National Bancshares, which provides for, among other things, the Merger.

The shareholder letter is furnished herein, as part of this Item 8.01, as Exhibit 99.2. Pursuant to General Instruction B.2 of Current Report on Form 8-K, the information in this Item 7.01 and Exhibit 99.3 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section. Furthermore, the information in this Item 8.01 and Exhibit 99.2 shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Important Additional Information About the Merger.

In connection with the proposed Merger, the Company has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 includes a joint proxy statement and a Company prospectus, as well as other relevant documents concerning the proposed transaction.

SHAREHOLDERS OF THE COMPANY AND NATIONAL BANCSHARES AND OTHER INVESTORS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT/PROSPECTUS TO BE INCLUDED IN THE FINAL EFFECTIVE REGISTRATION STATEMENT ON FORM S-4, BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, NATIONAL BANCSHARES, THE PROPOSED MERGER, THE PERSONS SOLICITING PROXIES WITH RESPECT TO THE PROPOSED MERGER AND THEIR INTERESTS IN THE PROPOSED MERGER AND RELATED MATTERS.

The respective directors and executive officers of the Company and National Bancshares and other persons may be deemed to be participants in the solicitation of proxies from shareholders of the Company and National Bancshares with respect to the proposed Merger. Information regarding the directors and executive officers of the Company is available in its proxy statement filed with the SEC on March 13, 2015. Information regarding directors and executive officers of National Bancshares is available on its website at

http://www.discoverfirstnational.com/. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus to be included in the Registration Statement on Form S-4 and other relevant materials filed with the SEC when they become available.

Investors and security holders will be able to obtain free copies of the registration statement (when available) and other documents filed with the SEC by Farmers through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed with the SEC by Farmers will be available free of charge on Farmers’ website at https://www.farmersbankgroup.com.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act.

Forward Looking Statements.

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not historical facts, but rather statements based on the Company’s current expectations regarding its business strategies and its intended results and future performance. Forward-looking statements are preceded by terms such as “expects,” “believes,” “anticipates,” “intends” and similar expressions, as well as any statements related to future expectations of performance or conditional verbs, such as “will,” “would,” “should,” “could” or “may.”

Forward-looking statements are not guarantees of future performance. Numerous risks and uncertainties could cause or contribute to the Company’s actual results, performance, and achievements to be materially different from those expressed or implied by the forward-looking statements. Factors that may cause or contribute to these differences include, without limitation, the Company’s failure to integrate National Bancshares and its subsidiary in accordance with expectations; deviations from performance expectations related to National Bancshares and its subsidiary; general economic conditions, including changes in market interest rates and changes in monetary and fiscal policies of the federal government; legislative and regulatory changes; competitive conditions in the banking markets served by the Company’s subsidiaries; the adequacy of the allowance for losses on loans and the level of future provisions for losses on loans; and other factors disclosed periodically in the Company’s filings with the SEC.

Because of the risks and uncertainties inherent in forward-looking statements, readers are cautioned not to place undue reliance on them, whether included in this report or made elsewhere from time to time by the Company or on the Company’s behalf. The Company assumes no obligation to update any forward-looking statements.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release—Quarterly Financial Results, dated April 22, 2015 (filed herewith).

99.2	Letter to Shareholders, dated April 22, 2015 (filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 22, 2015